UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)   May 15, 2003
                                                 ----------------


                                  NYMAGIC, INC.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)




         New York                      1-11238                 13-3534162
    ------------------               -----------           ----------------
 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)



           330 Madison Avenue, New York, New York               10017
         -------------------------------------------          ---------
          (Address of principal executive offices)            (Zip Code)




    Registrant's telephone number, including area code    212.551.0600
                                                        ----------------



     --------------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.


Exhibit Number          Description
--------------          ------------

99.1                    Press Release dated as of May 15, 2003.


Item 9.  Regulation FD Disclosure.

         See Item 12. Results of Operations and Financial Condition.


Item 12. Results of Operations and Financial Condition.

         On May 15, 2003, NYMAGIC, INC. issued a press release concerning first quarter financial results. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

         In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 9 and 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.









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



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 16, 2003
                                  NYMAGIC, INC.


                                  By:  /s/ Thomas J. Iacopelli
                                      --------------------------------------
                                      Thomas J. Iacopelli
                                      Chief Financial Officer and Treasurer












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


                                  EXHIBIT INDEX




Exhibit Number          Description
-------------           -----------

99.1                    Press Release dated as of May 15, 2003.














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